BE AT TV, Inc.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of March 31, 2015

	Historical
	February 28, 2015	March 31, 2015	Pro-Forma
		Epic Stores Corp.	Adjustments		Pro-Forma
	BE AT TV, Inc.	(Note 1)	(Note 3)		Combined
ASSETS

Cash and cash equivalents	675	111,466	(675)	(g)	2,064,466
			403,000	(d)
			1,550,000	(h)
Accounts receivable	-	103,169			103,169
Inventory	-	177,316			177,316
Prepaid expenses	-	6,941			6,941

Total Current Assets	675	398,892	1,952,325		2,351,892

Deposits	-	47,731			47,731
Fixed assets, net	-	1,163,351			1,163,351
Tenant improvements, net	-	752,865			752,865

Total Assets	675	2,362,839	1,952,325		4,315,839

LIABILITIES

Current Liabilities

Accounts payable and accrued liabilities	37,166	1,113,450	(37,166)	(g)	1,113,450
Deferred rents		115,526			115,526
Equipment loan		47,816			47,816
Due to related parties	39,999	89,000	(39,999)	(g)	89,000
Deferred rents		1,052,025			1,052,025
Equipment loan		144,064			144,064
Notes payable to related party		200,000			200,000
Notes payable		1,550,000	(250,000)	(b)	550,000
			(750,000)	(h)
Dividends payable		133,348	(74,686)	(c)	58,662

Total Liabilities	77,165	4,445,229	(1,151,851)		3,370,543

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred shares	-	-
Common stock	6,130	22,286	(3,300)	(a)	8,246
			634	(b)
			131	(c)
			4,032	(d)
			(27,083)	(e)
			4,790	(f)
			626	(h)
Additional paid-in capital	71,370	5,995,598	(6,700)	(a)	9,037,324
			249,366	(b)
			74,555	(c)
			398,968	(d)
			(6,718,487)	(e)
			6,740,780	(f)
			(67,500)	(g)
			2,299,374	(h)
Accumulated deficit	(153,990)	(8,016,095)	153,990	(g)	(8,016,095)

Total Stockholders' Equity (Deficit) of the Company	(76,490)	(1,998,211)	3,104,176		1,029,475
Non- Contolling interest		(84,179)			(84,179)
Total Stockholders' Equity (Deficit) to the Company	(76,490)	(2,082,390)	3,104,176		945,296
Total Liabilities and Stockholders' Equity (Deficit)	675	2,362,839	1,952,325		4,315,839

See notes to the unaudited pro forma combined financial statements

BE AT TV, Inc.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2015

	Historical
	Three Months Ending
	February 28, 2015	March 31, 2015	Pro-Forma
		Epic Stores Corp.	Adjustments	Pro-Forma
	BE AT TV, Inc.	(Note 1)	(Note 3)	Combined
Retail revenues		$1,841,296		$1,841,296
Wholesale revenues		152,259		152,259
Total revenues		1,993,555	-	1,993,555

Cost of revenues		(449,928)		(449,928)

Gross profit	-	1,543,627	-	1,543,627

Operating expenses
Payroll and related expenses		1,215,402		1,215,402
General and administrative expenses		659,391		659,391
Rent expense		652,100		652,100
Professional fees	21,316	141,556		162,872
Depreciation expense		74,112		74,112
Total operating expenses	21,316	2,742,561	-	2,763,877

Loss from operations	(21,316)	(1,198,934)		(1,220,250)

Other income (expense)
Interest expense		(67,022)		(67,022)
Other income		1,400		1,400
Total other expense	-	(65,622)	-	(65,622)

Net loss	$(21,316)	$(1,264,556)	$-	$(1,285,872)

Less: Net gain (loss) attributable to non-controlling interest		$(15,656)		$(15,656)

Net loss attributable to the Company	$(21,316)	$(1,248,900)	$-	$(1,270,216)

See notes to the unaudited pro forma combined financial statements

BE AT TV, Inc.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	Historical
	Year Ended
	November 30, 2014	December 31, 2014	Pro-Forma
		Epic Stores Corp.	Adjustments	Pro-Forma
	BE AT TV, Inc.	(Note 1)	(Note 3)	Combined
Retail revenues		$5,207,572		$5,207,572
Wholesale revenues		853,293		853,293
Total revenues	-	6,060,865	-	6,060,865

Cost of revenues		(1,367,870)		(1,367,870)

Gross profit	-	4,692,995	-	4,692,995

Operating expenses
Payroll and related expenses		3,486,860		3,486,860
General and administrative expenses	13,502	2,564,527		2,578,029
Rent expense		1,742,732		1,742,732
Professional fees	77,449	862,439		939,888
Depreciation expense		249,703		249,703
Total operating expenses	90,951	8,906,261	-	8,997,212

Loss from operations	(90,951)	(4,213,266)	-	(4,304,217)

Other income (expense)
Interest expense		(81,617)		(81,617)
Other income		41,266		41,266
Total other expense	-	(40,351)	-	(40,351)

Net loss	$(90,951)	$(4,253,617)	$-	$(4,344,568)

Less: Net gain (loss) attributable to non-controlling interest		$42,051		$42,051

Net loss attributable to the Company	$(90,951)	$(4,295,668)	$-	$(4,386,619)

See notes to the unaudited pro forma combined financial statements

BE AT, TV, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the reverse merger transaction (the "Transaction") between Be At TV, Inc. (the "Company") and Epic Stores Corp. ("Epic"). On June 24, 2015, the Company entered into a share exchange agreement with Epic and all of its stockholders pursuant to which the Company agreed to acquire all of the outstanding securities of Epic from Epic's stockholders. As a result of the closing of this agreement on June 24, 2015, being the same date as execution of the agreement, Epic became a wholly-owned subsidiary of the Company and the Company adopted the business of Epic.
As the stockholders and management of Epic obtained voting and operating control of the Company as a result of the closing of the Transaction, and the Company was a "shell company" prior to the closing of the Transaction, the Transaction has been accounted for as a "reverse merger" recapitalization of the Company, with Epic deemed to be the accounting acquirer for accounting purposes. Accordingly, Epic's assets, liabilities and results of operations will become the historical financial statements of the Company, and the Company's assets, liabilities and results of operations will be consolidated with Epic's effective as of June 24, 2015. No step-up in basis or intangible assets or goodwill was recorded in connection with the Transaction.
The closing of the Transaction also resulted in a deemed change of year end of the Company from November 30, being the Company's fiscal year end prior to the closing of the Transaction, to December 31, being Epic's fiscal year end.
The unaudited pro forma condensed combined balance sheet as of March 31, 2015 is presented as if the acquisition of Epic had occurred on March 31, 2015.
The unaudited pro forma condensed combined statements of operations for the three months ended February 28, 2015 and March 31, 2015 are presented as if the acquisition of Epic had occurred on March 31, 2015 and were carried forward through each of the aforementioned periods presented.
The unaudited pro forma condensed combined statements of operations for the years ended November 30, 2014 and December 31, 2014 are presented as if the acquisition of Epic had occurred on December 31, 2014 and were carried forward through each of the aforementioned periods presented.
The unaudited pro forma financial statements include certain adjustments that are directly attributable to the Transaction, which are expected to have a continuing impact on Epic, and are factually supportable, as summarized in the accompanying notes.

BE AT, TV, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.            BASIS OF PRO FORMA PRESENTATION
On June 24, 2015, the Company completed the acquisition of Epic pursuant to the terms of the share exchange agreement dated June 24, 2015 among the Company, Epic and all of the stockholders of Epic. In connection with the closing, the Company acquired all 27,083,493 issued and outstanding shares of common stock in the capital of Epic from Epic's stockholders in consideration for the issuance of an aggregate of: (i) 47,903,927 shares of the Company's common stock, and (ii) 2,764,457 warrants, each of which is exercisable into one share of the Company's common stock at a price of $0.424 per share until June 24, 2018. The shares of the Company's common stock issued to the former Epic stockholders represented approximately 58.1% of the Company's issued and outstanding shares of common stock, on an undiluted basis, at the time of closing of the Transaction.
Concurrently with the closing of the Transaction, the Company  completed a private placement financing pursuant to which it issued an aggregate of 6,315,534 units at a price of $0.3675 per unit for gross proceeds of $2,300,000. Each unit consisted of one share of common stock of the Company and one transferable share purchase warrant. Each warrant entitles the holder thereof to acquire one share of the Company's common stock at a price of $0.424 per warrant share until June 24, 2018.
Following the closing of the Transaction and the completion of the concurrent financing, as described above, there are 82,462,582 shares of the Company's common stock outstanding.
The Company has determined to treat the acquisition of Epic as a reverse merger and recapitalization, with Epic as the acquirer for accounting purposes. Consequently, for future financial periods, the assets and liabilities and the historical operations that will be reflected in the Company's financial statements for periods ended prior to the closing of the Transaction will be those of Epic.  The Transaction also resulted in a deemed change of the Company's year end from November 30 to December 31, being Epic's fiscal year end.
As Epic was deemed to be the acquirer in the Transaction for accounting purposes under recapitalization accounting, these pro forma financial statements are presented as a continuation of Epic. The equity of Epic is presented as the equity of the combined company and the capital stock account of Epic is adjusted to reflect the par value of the issued and outstanding common stock of the Company, being the legal acquirer, after giving effect to the number of shares issued in connection with the Transaction and the concurrent financing. Shares retained by the Company are reflected as an issuance as of the acquisition date for the historical amount of the net assets of the acquired entity.

The unaudited pro forma condensed combined balance sheet as of December 31, 2014, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2015, and for the year ended December 31, 2014, are based on the historical financial statements of the Company and Epic after giving effect to the closing of the Transaction and of a financing that was undertaken by the Company concurrently with the Transaction, and the assumptions, reclassifications and adjustments described herein.
These unaudited pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US dollars.  They have been compiled using the significant accounting policies as set out in the audited financial statements of Epic for the year ended December 31, 2014. Based on the review of the accounting policies of Epic and the Company, there are no material accounting differences between the accounting policies of Epic and the Company.

BE AT, TV, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company's accounting policies.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company's consolidated results of operations or financial position that would have been reported had the Epic acquisition been completed as of the dates presented, and should not be taken as a representation of the Company's future consolidated results of operations or financial position. The unaudited pro forma combined financial information does not reflect any operating efficiencies and/or cost savings that the Company may achieve with respect to the combined companies.
The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with: (i) the Company's audited annual financial statements for the years ended November 30, 2014 and 2013, as contained in the Company's annual report on Form 10-K for the fiscal year ended November 30, 2014, and unaudited interim condensed financial statements for the six months ended May 31, 2015 and 2014, as contained in the Company's quarterly report on Form 10-Q for the period ended May 31, 2015, and (ii) Epic's audited annual financial statements for the years ended December 31, 2014 and 2013, and unaudited interim condensed consolidated financial statements of Epic for the three months ended March 31, 2015 and 2014, as included elsewhere in this Form 8-K.
Accounting Periods Presented – Epic's historical fiscal year ended on December 31 and, for purposes of these unaudited pro forma combined financial information, its historical results have been aligned to more closely conform to the Company's November 30 fiscal year end, as explained below.
The unaudited pro forma condensed combined balance sheet as of December 31, 2014 is presented as if the Epic acquisition had occurred on December 31, 2014 and, due to different fiscal period ends, combines the historical balance sheet of the Company at November 30, 2014 and the historical balance sheet of Epic at December 31, 2014.
The unaudited pro forma condensed combined statements of operations of the Company and Epic for the three months ended March 31, 2015 and year ended December 31, 2014 are presented as if the Epic acquisition had taken place on January 1, 2014. Due to different fiscal period ends, the pro forma statement of operations for the three months ended March 31, 2015 combines the historical results of the Company for the three months ended February 28, 2015 and the historical results of Epic for the three months ended March 31, 2015.
The pro forma statement of operations of the Company and Epic for the year ended December 31, 2014, due to different fiscal period ends, combines the historical results of the Company for the year ended November 30, 2014 and the historical results of Epic for the year ended December 31, 2014.
2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS
The unaudited pro forma condensed consolidated financial statements incorporate the following pro forma assumptions and adjustments:
(a)	Upon closing of the Transaction, 33,000,000 shares of the Company's common stock and 250,000 warrants will be returned to treasury and cancelled.
(b)	On May 20, 2015, Epic issued 634,458 shares of common stock to two note holders to settle notes outstanding in the principal amount of $250,000.

BE AT, TV, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(c)	On May 20, 2015, Epic issued 131,449 shares of common stock in settlement of $74,686 in dividends payable.
(d)	Subsequent to March 31, 2015, Epic issued 4,031,788 shares of common stock at a price of $0.01 per share for aggregate gross proceeds of $403,000.
(e)
For purposes of these pro-forma condensed consolidated financial statements, it is assumed that all shareholders of Epic exchanged their shares of Epic common stock for an aggregate of: (i) 47,903,927 shares of common stock of the Company at a rate of 1.76875 shares of common stock of the Company for each outstanding Epic share, and (ii) 2,764,457 warrants, each of which is exercisable into one share of common stock of the Company at a price of $0.424 per share until June 24, 2018.

(f)	All assets and liabilities held by the Company at the time of acquisition were not to be assumed by Epic.
(g)	Eliminate outstanding deficit of the Company after effects of settlement of outstanding assets and liabilities.
(h)
Issuance of 6,258,654] units of the Company, at a price of $0.3675 per unit, for gross proceeds of $2,300,000, net of settlement of a bridge loan in the principal amount of $750,000, plus accrued interest of $20,959 thereon, owed by Epic to a subscriber under the financing. Each unit consisted of one share of common stock of the Company and one warrant, each of which is exercisable into one share of the Company's common stock at a price of $0.424 per share until June 24, 2018.

3.            PRO FORMA SHARE CAPITAL
Pro forma shares of the Company's common stock as at March 31, 2015 have been determined as follows:
	Number of Shares	Par Value	Additional Paid-in Capital

Issued and outstanding shares of common stock of the Company	61,300,000	6,130	71,370
Issued and outstanding shares of common stock of Epic	22,285,798	22,286	5,995,598
Issued and outstanding shares of common stock of the Company to be cancelled concurrently with closing of the Transaction	(33,000,000)	(3,300)	(6,700)
Issuance of shares of common stock for settlement of debt by Epic	634,458	634	249,366
Issuance of shares of common stock in settlement of dividends by Epic	131,449	131	74,555
Issuance of shares of common stock for cash	4,031,788	4,032	398,968
Eliminate issued and outstanding shares of common stock of Epic, and adjust to reflect par value	(27,083,493)	(27,083)	(6,718,487)
Issuance of concurrent financing shares at close	6,258,654	626	2,299,374
Issuance of common shares for acquisition	47,903,928	4,790	6,740,780
Eliminate outstanding deficit of BE AT TV, Inc. after effects of settlement of outstanding assets and liabilities	–		(67,500)

Pro-forma balance, March 31, 2015	82,462,582	8,246	9,037,324

BE AT, TV, INC.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

4.    PRO FORMA LOSS PER SHARE
Pro-forma basic and diluted loss per share for the year ended December 31, 2014 and the three months ended March 31, 2015 have been calculated based on the weighted average number of shares of the Company's common stock outstanding plus the shares of the Company's common stock to be issued and cancelled in connection with the Transaction.
Year Ended December 31, 2014

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$(4,386,619)

Denominator:
Weighted average issued and outstanding shares of common stock	61,068,500
Shares of common stock issued to Epic stockholders per share exchange agreement	47,903,928
Shares of common stock issued pursuant to terms of concurrent financing	6,258,654
Less: Shares cancelled upon close of share exchange agreement	(33,000,000)
Pro forma weighted average shares outstanding	82,231,082

Basic pro forma loss per share	(0.05)

Three Months Ended March 31, 2015

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$(1,270,216)

Denominator:
Weighted average issued and outstanding shares of common stock	61,300,000
Shares of common stock issued to Epic stockholders per share exchange agreement	47,903,928
Shares of common stock issued pursuant to terms of concurrent financing	6,258,654
Less: Shares cancelled upon close of share exchange agreement	(33,000,000)
Pro forma weighted average shares outstanding	82,462,582

Basic pro forma loss per share	(0.02)